EXHIBIT 99.1

Magnum Hunter Adjourns Special Meeting of Series C
Preferred Shareholders to July 27, 2010

FOR IMMEDIATE RELEASE - Houston, TX– (Market Wire) – June 28, 2010 – Magnum Hunter Resources Corporation (NYSE Amex: “MHR” and “MHR-PC”) (“Magnum Hunter”, or the “Company") announced today that it has adjourned its special meeting of the holders of Magnum Hunter’s 10.25% Series C Cumulative Perpetual Preferred Stock (“Series C Preferred Stock”), to July 27, 2010. The Special Meeting was adjourned to allow the Company additional time to solicit additional proxies in favor of the proposal to be acted on by shareholders at the meeting due to the large number of record holders. The special meeting will be reconvened at 10:00 a.m. Central Time on July 27, 2010, in the Cedar Room at the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024.

The special meeting is being held to act on a proposal to approve an increase in the total number of authorized shares of the Series C Preferred Stock.

The record date for determining shareholders entitled to vote at the special meeting will remain the close of business on April 30, 2010. Valid proxies submitted by holders of the Series C Preferred Stock, unless revoked as described in the Company’s proxy statement for the special meeting, will continue to be valid for purposes of the special meeting to be reconvened on July 27, 2010. Holders of the Series C Preferred Stock may continue to vote by mail, telephone or the internet, as described in the Company’s proxy statement for the meeting. If shareholders vote by telephone or the internet, voting instructions must be received by 11:59 p.m., Eastern Time, on July 26, 2010.

Holders of the Series C Preferred Stock should refer to the Company’s definitive proxy statement relating to the special meeting filed with the Securities and Exchange Commission on June 8, 2010.

Holders of Magnum Hunter’s Series C Preferred Stock as of the close of business on April 30, 2010, who have not voted but wish to do so, should contact MacKenzie Partners, Inc., Magnum Hunter’s proxy solicitor, at 1-800-322-2885.

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas based independent exploration and production company engaged in the acquisition of exploratory leases and producing properties, secondary enhanced oil recovery projects, exploratory drilling, and production of oil and natural gas in the United States. The Company is presently active in three of the “big four” emerging shale plays in the United States.

For more information, please view our website at www.magnumhunterresources.com

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. Forward-looking statement generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumption, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. These factors are in addition to the risks described in our public filings made from time to time with the Securities and Exchange Commission. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results made differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

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Contact:	M. Bradley Davis Senior Vice President of Capital Markets bdavis@magnumhunterresources.com (832) 203-4545